Exhibit 10.2




                                      NOTE

$8,000,000                                                  Date:  June 10, 2004

                  FOR VALUE RECEIVED, TIMEPAYMENT CORP. LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of ACORN CAPITAL GROUP, LLC (together with its successors and assigns, the "Lender"), on or before the Final Maturity Date described in the Credit Agreement (as defined below), the sum of EIGHT MILLION DOLLARS ($8,000,000), or, if less, the aggregate unpaid principal amount of the Loan (as defined in the Credit Agreement), together with interest thereon as set forth herein.

                  The Borrower shall repay principal and interest on the Loan at the times and in the manner set forth in the Credit Agreement. The Borrower shall pay interest on the unpaid principal amount of the Loan at the rate, at the times and in the manner set forth in the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in that certain Credit Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, the guarantors named therein and the Lender.

                  Upon the occurrence and continuance of an Event of Default this Note may automatically become due and payable without notice or demand as set forth in the Credit Agreement.

                  The Obligations of the Borrower under this Note are secured by the Collateral and guarantied by the Guarantors pursuant to the Credit Agreement and other Credit Documents. The Lender shall be entitled to setoff against and apply to the payment hereof the balance of any account or accounts maintained with the Lender by the Borrower and to exercise any other right or remedy granted hereunder, or under any agreement between the Borrower and the Lender or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Lender at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Lender hereunder or under any agreement between the Borrower and the Lender or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Lender from time to time and as often as may be necessary in the sole and absolute discretion of the Lender.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NEW YORK OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESSES SET FORTH IN THE CREDIT AGREEMENT OR SUCH OTHER ADDRESS THAT THE BORROWER SHALL HAVE NOTIFIED THE LENDER IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

                  The Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. The Borrower acknowledges that this Note and the Borrower's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Borrower under this Note. The Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the Borrower's obligations hereunder.

                  The Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

                  Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by the Borrower, shall be binding upon the Borrower. This Note shall bind the respective successors, heirs or representatives of the Borrower. This Note and the Credit Agreement shall not be assigned by the Borrower without the Lender's prior written consent.


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Signature Page to Note

                  IN WITNESS WHEREOF, the Borrower has duly executed this Note the day and year first above written.


                                         TIMEPAYMENT CORP. LLC


                                         By_________________________________
                                            Name:
                                            Title:




State of ________________)
                         )  ss.
County of _______________)



                  On June __, 2004, before me, a Notary Public, personally appeared _____________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                       Witness my hand and official seal.


SEAL                                    _______________________________________
                                        Notary Public